UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2012

AMERICAN NATIONAL INSURANCE

COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-34280	74-0484030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

One Moody Plaza Galveston, Texas		77550-7999
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (409) 763-4661

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2012, the Board of Directors of American National Insurance Company (the “Company”) adopted Amended and Restated Bylaws, effective as of such date. All amendments adopted as part of such amendment and restatement relate to the newly created officer position of Vice Chairman of the Board. New Section 5 of Article V of the Amended and Restated Bylaws provides, “The Board of Directors may elect a Vice Chairman of the Board to assist the Chairman of the Board and have such other duties as may be assigned by the Board or the Chairman of the Board. The Vice Chairman of the Board, in the absence of the Chairman of the Board, shall also perform the duties and exercise the powers of the Chairman of the Board.” The remaining sections of Article V (formerly Sections 5 through 10) are renumbered as Sections 6 through 11. In addition, various other sections of the Amended and Restated Bylaws now include the Vice Chairman of the Board among the officers empowered with respect to certain activities, summarized as follows:

•	Article III, Section 2 (call of special meetings of stockholders)

•	Article III, Section 3 (acting as chairman of the stockholders meeting in the absence of the Chairman of the Board)

•	Article IV, Section 5 (canceling or rescheduling of regular meetings of the Board of Directors)

•	Article IV, Section 6 (call of special meetings of the Board of Directors)

•	Article V, Section 6 (authority of the President to exercise the powers of the Chairman of the Board in the absence of the Chairman of the Board and the Vice Chairman of the Board)

•	Article V, Section 11 (requesting attendance of General Counsel at meetings of the Board of Directors or Board committees)

•	Article VII, Section 2 (execution of stock certificates)

The foregoing description of the changes within the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the prior Bylaws, a copy of which was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 4, 2011 and which is incorporated by reference into this Item 5.03, and the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 27, 2012 (the “Annual Meeting”). Results of stockholder voting at the Annual Meeting are set forth below.

Proposal 1. The stockholders elected the following individuals as Directors of the Company, to serve until the next Annual Meeting of Stockholders:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Arthur O. Dummer	24,503,497	90,160	886,944
Dr. Shelby M. Elliott	23,593,704	999,953	886,944
Frances Anne Moody-Dahlberg	24,304,969	288,688	886,944
Robert L. Moody, Sr.	23,328,019	1,265,638	886,944
Russell S. Moody	24,296,924	296,733	886,944
William L. Moody IV	24,388,731	204,926	886,944
James E. Pozzi	23,359,694	1,233,963	886,944
Frank P. Williamson	24,435,339	158,318	886,944
James D. Yarbrough	24,439,103	154,554	886,944

Proposal 2. The stockholders ratified the selection of KPMG LLP as the Company’s auditors for 2012. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
25,382,174	93,734	4,693	0

Item 9.01 Financial Statements and Exhibits.

No.	Exhibit

3.2	Amended and Restated Bylaws of American National Insurance Company, effective April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY

By:	/s/ John J. Dunn, Jr.
Name: John J. Dunn, Jr.
Title: Executive Vice President and Corporate Chief Financial Officer

Date: May 2, 2012